EXHIBIT 10.1

Execution Version

LIMITED WAIVER AND FIFTH AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

This LIMITED WAIVER AND FIFTH AMENDMENT TO AMENDED AND RESTATED

BUSINESS LOAN AGREEMENT (this “Amendment”), dated May 21, 2020 (the “Fifth Amendment Effective Date”), is made and entered into by and among Zions Bancorporation, N.A. dba Amegy Bank (together with its successors and assigns, “Lender”), Fuse Medical, Inc. (“Fuse”) and CPM Medical Consultants, LLC (“CPM”, together with Fuse, collectively, the “Borrowers” and each a “Borrower”).

RECITALS

A.

Lender and Borrowers are parties to that certain Amended and Restated Business Loan Agreement dated as of December 31, 2017 (as amended by that certain Limited Wavier and First Amendment to Amended and Restated Business Loan Agreement, dated as of September 21, 2018, as amended by that certain Limited Waiver and Second Amendment to Amended and Restated Business Loan Agreement, dated as of November 19, 2018, as amended by that certain Limited Waiver and Third Amendment to Amended and Restated Business Loan Agreement dated as of May 9, 2019, as amended by that certain Limited Waiver and Fourth Amendment to Amended and Restated Business Loan Agreement dated December 18, 2019 and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B.	An Event of Default has occurred and is continuing, under the Loan Agreement.

C.	Borrowers have requested that Lender waive such Event of Default, and amend the Loan Agreement.

D.	Lender is willing to waive such Event of Default, and amend the Loan Agreement on the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

ARTICLE II

Limited Waiver

Section 2.1 Limited Waiver. An Event of Default has occurred and currently exists under the Loan Agreement as a result of Borrowers’ failure to maintain the Minimum EBITDA of $125,000 for the fiscal quarter ended March 31, 2020 as required by Section 9.1(b) of the Loan Agreement (the “Specified Default”). Borrowers represent and warrant that the Specified Default is the only Default or Event of Default that exists, or is anticipated to occur, under the Loan Agreement and the other Loan Documents as of the Fifth Amendment Effective Date. Subject to the satisfaction of the conditions precedent set forth in Section 4.1 hereof, Lender hereby waives the Specified Default. In no event shall such waiver be deemed to constitute a waiver of (a) any Default or Event of Default other than the Specified Default or (b)

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Borrowers’ obligation to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the Fifth Amendment Effective Date. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, Borrowers hereby agree that they shall be required strictly to comply with all of the terms of the Loan Documents on and after the Fifth Amendment Effective Date.

ARTICLE III

Amendments to the Loan Agreement

In reliance upon the representations and warranties of the Lender and Borrowers set forth in the Loan Documents and in this Amendment, the Loan Agreement is hereby amended, effective as of the Fifth Amendment Effective Date, as follows:

Section 3.1Amendments.

(a)	The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

“Permitted Debt” means (a) Debt constituting purchase money indebtedness or Capital Lease Obligations in an aggregate amount outstanding not to exceed

$250,000, (b) the Obligations, (c) trade payables and other contractual obligations arising in the ordinary course of business that are not past due by more than 90 days, (d) the Earn-Out so long as it is subject to the Earn-Out Subordination Agreement, (e) Debt existing on the Closing Date and described on Schedule 10.3 attached hereto and made a part hereof, (f) the Subordinated Debt and (g) the PPP Debt.

“Termination Date” means the earliest to occur of (a) November 4, 2020 and (b) the date on which Lender’s commitment to make Loans is terminated pursuant to Section 10.2.

(b)	Section 1.1 of the Loan Agreement is hereby amended to insert therein in appropriate alphabetical order the following defined terms:

“CARES Act – Title I” means Title I of the Coronavirus Aid, Relief and Economic Security Act, as amended (including any successor thereto), and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, regardless of the date enacted, adopted, issued or implemented.

“NC 143” means NC 143 Family Holding, LP, a Texas limited partnership.

“NC 143 Debt” means the indebtedness evidenced by the NC 143 Note in a maximum amount not exceeding the amount thereof permitted by the NC 143 Subordination Agreement.

“NC 143 Loan Proceeds” means the proceeds of the loan evidenced by the NC 143 Promissory Note, the amount of which shall be no less than $180,000.

“NC 143 Note” means that certain Promissory Note dated May 6, 2020, by Fuse in favor of NC 143, in the original principal amount of $180,000.

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“NC 143 Subordination Agreement” means that certain Subordination Agreement dated May 20, 2020, by and among Lender, NC 143 and Borrowers.

“PPP Debt” means unsecured Debt of CPM to Zions Bancorporation, N.A. dba Amegy Bank in an aggregate principal amount not to exceed $361,400 advanced by any governmental authority (including the Small Business Administration) or any other Person acting as a financial agent of a governmental authority or any other Person to the extent such Debt is guaranteed by a governmental authority (including the Small Business Administration), in each case pursuant to the CARES Act – Title I.

“Reeg” means Reeg Medical Industries, Inc., a Texas corporation.

“Reeg Debt” means the indebtedness evidenced by the Reeg Note in a maximum amount not exceeding the amount thereof permitted by the Reeg Subordination Agreement.

“Reeg Loan Proceeds” means the proceeds of the loan evidenced by the Reeg Promissory Note, the amount of which shall be no less than $20,000.

“Reeg Note” means that certain Promissory Note dated May 6, 2020, by Fuse in favor of Reeg, in the original principal amount of $20,000.

“Reeg Subordination Agreement” means that certain Subordination Agreement dated May 20, 2020, by and among Lender, Reeg and Borrowers.

“Subordinated Loan Proceeds” means, collectively, the NC 143 Loan Proceeds and the Reeg Loan Proceeds.

“Subordinated Debt” mean, collectively, the NC 143 Debt and the Reeg Debt.

“Subordinated Debt Documents” means, collectively, the Subordinated Notes and the Subordination Agreements.

“Subordinated Notes” means, collectively, the NC 143 Note and the Reeg Note.

“Subordination Agreements” means, collectively, the NC 143 Subordination Agreement and the Reeg Subordination Agreement.

(b)	Section 9.1(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“(b)Minimum EBITDA. Borrowers shall not permit EBITDA for the two (2) fiscal quarter period ending September 30, 2020 to be less than $25,000.”

(c)

Section 10.1 of the Loan Agreement is hereby amended by (i) replacing the “.” at the end of subsection 10.1(q) with “;”, (ii) replacing the “.” at the end of subsection 10.1(r) with “; or” and (iii) adding a new subsection 10.1(s) immediately after subsection 10.1(r), which new subsection 10.1(s) shall read in its entirety as follows:

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“(s)  The subordination provisions related to any Subordinated Debt shall for   any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or any Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations under the Loan Documents for any reason shall not have the priority contemplated by this Agreement or any such subordination provisions.”

ARTICLE IV

Conditions Precedent

Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender, upon which this Amendment shall be effective as of the Fifth Amendment Effective Date:

(a)Lender shall have received a counterpart of this Amendment duly executed by Borrowers and the Consent and Reaffirmation duly executed by Guarantors;

(b)the representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the Fifth Amendment Effective Date as if made on the Fifth Amendment Effective Date;

(c)no Default or Event of Default shall have occurred and be continuing other than the Specified Default;

(d)Borrowers shall have paid all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto, including, without limitation, the costs and fees of Lender’s legal counsel and such counsel’s outstanding invoices related to the preparation of the Loan Documents and amendments thereto;

(e)Fuse shall have received the Subordinated Loan Proceeds in an aggregate amount no less than $200,000; and

(f)Lender shall have received duly executed copies of each of the Subordinated Debt Documents in form and substance satisfactory to Lender.

ARTICLE V

Ratifications, Representations, Warranties, Acknowledgments and Covenants

Section 5.1 Ratifications by Borrowers. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

Section 5.2       Renewal and Extension of Security Interests and Liens. Each Borrower hereby

(a) renews and affirms the Liens created and granted in the Loan Documents, and (b) agrees that this Amendment shall in no manner affect or impair the Liens securing the Obligations, and that such Liens shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement

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as herein provided, and to carry forward all Liens securing the same, which are acknowledged by such Borrower to be valid and subsisting.

Section 5.3 Representations and Warranties. Each Borrower represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite entity action on the part of such Borrower and will not violate the organizational documents of such Borrower or any agreement to which such Borrower is a party, (b) the representations and warranties contained in the Loan Agreement and in each of the other Loan Documents are true and correct on and as of the Fifth Amendment Effective Date as though made on the Fifth Amendment Effective Date, (c) no Default or Event of Default under the Loan Agreement has occurred and is continuing other than the Specified Default, and (d) such Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

ARTICLE VI

Miscellaneous

Section 6.1  Survival of Representations and Warranties.  All representations and warranties  made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect such representations and warranties or the right of Lender to rely thereon.

Section 6.2 Reference to Loan Agreement. Each of the Loan Documents and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 6.3 Expenses of Lender. Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender directly in connection with any and all amendments, modifications, and supplements to this Amendment and the other Loan Documents executed pursuant hereto, including, without limitation, the costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Lender’s legal counsel.

Section 6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.5 APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS NOT INCLUDING CONFLICTS OF LAW RULES.

Section 6.6 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

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Section 6.7 RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, EACH BORROWER, AND BY GUARANTORS’ SIGNATURES TO THE CONSENT AND REAFFIRMATION, EACH GUARANTOR VOLUNTARILY, KNOWINGLY AND UNCONDITIONALLY RELEASES, ACQUITS, AND FOREVER DISCHARGES LENDER AND ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, DAMAGES, EXPENSES, ACTIONS, OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT SUCH BORROWER NOW HAS OR EVER HAD AGAINST ANY OF THE RELEASED PARTIES ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY SUCH LIABILITIES, CLAIMS, DEMANDS, DAMAGES, EXPENSES, ACTIONS, OR CAUSES OF ACTION ARISING OUT OF OR RELATING TO A CLAIM OF BREACH OF CONTRACT, FRAUD, LENDER LIABILITY OR MISCONDUCT, BREACH OF FIDUCIARY DUTY, USURY, UNFAIR BARGAINING POSITION, UNCONSCIONABILITY, VIOLATION OF LAW, NEGLIGENCE, ERROR OR OMISSION IN ACCOUNTING OR CALCULATIONS, MISAPPROPRIATION OF FUNDS, TORTIOUS CONDUCT OR RECKLESS OR WILLFUL MISCONDUCT. EACH BORROWER AND EACH GUARANTOR REPRESENTS AND WARRANTS TO LENDER THAT IT HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT IT HAS EVER HAD OR CLAIMED TO HAVE AGAINST ANY RELEASED PARTY.

Section 6.8 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Lender may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 6.9  Counterparts.  This  Amendment may  be  executed in one  or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

Section 6.10  Effect of Waiver.  No consent or waiver, express or implied, by Lender to or for  any breach of or deviation from any covenant, condition or duty by any Borrower, shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

Section 6.11 Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.12 Conflicting Provision. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

Section 6.13 ENTIRE AGREEMENT.  THIS AMENDMENT, THE LOAN AGREEMENT  AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Fifth Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

FUSE MEDICAL, INC

By: /s/ Christopher C. Reeg

Name: Christopher C. Reeg

Title: Chief Executive Officer

BORROWER:

CPM MEDICAL CONSULTANTS, LLC

By: /s/ Christopher C. Reeg

Name: Christopher C. Reeg

Title: Chief Executive Officer

SIGNATURE PAGE TO LIMITED WANER AND FIFTII AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

FUSE MEDICAL, INC. & CPM MEDICAL CONSULTANTS, LLC

(MAY2020)

LENDER:

ZIONS BANCORPORATION, N.A. dba AMEGY

BANK

By: /s/ Nicholas Diaz

Name: Nicholas Diaz

Title: Executive Vice President

SIGNATURE PAGE TO LIMITED WAIYER AND FIFTH AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT FUSE MEDICAL, INC. & CPM MEDICAL CONSULTANTS, LLC

(MAY2020)

CONSENT AND REAFFIRMATION

Each of the undersigned guarantors acknowledges that Zions Bancorporation, N.A. dba Amegy Bank) ("Lender'') has no obligation to provide it with notice of, or to obtain its consent to, the terms of the foregoing Limited Waiver and Fifth Amendment to the Amended and Restated Business Loan Agreement (the "Amendment") . Nevertheless, each of the undersigned consents to the Amendment and other Loan Documents effected thereby, agrees to be bound thereby and confirms and agrees that, notwithstanding the effectiveness of the Amendment, each Loan Document to which the undersigned is a party is, and the obligations thereunder to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by the Amendment.

GUARANTORS:

NC 143 FAMILY HOLDINGS LP

By:	NC 143 Family Holdings GP LLC, General Partner of NC 143 Family Holdings LP

By:	NC 143 Family Trust, Dated October 1, 2014, as last amended, Manager of NC 143 Family Holdings GP LLC

By: /s/ Mark W. Brooks

Name: Mark W. Brooks

Title: Trustee of NC 143 Family Trust

By: /s/ Penelope A. Brooks

Name: Penelope A. Brooks

Title: Trustee of NC 143 Family Trust

MARK W. BROOKS

By: /s/ Mark W. Brooks

S IG NAT URH PAGE TO LIMITED WAIVER AND FIFTH AMHNDMENT TO AMHNDED AND RB STATED B USINHSS LOAN AGRHEMENT

FUSE MEDICAL, INC. & CPM MEDICAL CONSULTANTS, LLC

(MAY2020)